UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  February 22, 2006

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 5.02(b)     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In a filing on Form 8-K dated February 22, 2006, Theragenics Corporation (the “Company”) disclosed that on February 15, 2006, Mr. Earnest W. Deavenport, Jr. had orally notified the Company of his intent to not continue as a Director of the Company.

On February 23, 2006, Mr. Patrick L. Flinn, Chairman of the Board of Directors of the Company, received written correspondence from Mr. Deavenport, dated February 20, 2006, that he was retiring from the Board of Directors of the Company for personal reasons, effective with the Company’s 2006 Annual Meeting of Shareholders. The correspondence received from Mr. Deavenport is included herein as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Document

10.1	Correspondence dated February 20, 2006, received from Earnest W. Deavenport, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: February 27, 2006	By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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